GulfMark Offshore, Inc

Citi Global Energy & Utilities Conference


HIGHLAND PRINCE

GULFMARK
OFFSHORE


B-DECK

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company's filings with the SEC, including the registration statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NYSE: GLF

www.GulfMark.com

GULFMARK OFFSHORE

THE NEW BREED OF PSV - ARCTIC CLASS

GulfMark Offshore

ST-216 Arctic, designed by Skipsteknisk AS for Gulf Offshore Norge.

ST-216 ARCTIC - DIESEL ELECTRIC VERSION

MAIN CHARACTERISTICS

LENGTH OVER ALL:	92,60 M
BREADTH MOULDED:	19,20 M
DEAD WEIGHT AT 6.95M DRAFT:	APP. 4700 T

CLASS NOTATIONS

DNV +1A1 SF, E0, DK(+), DYNPOS AUTR, HL(2,8), LFL*, CLEAN DESIGN, COMFC(3)-V(3), NAUT-OSV(A), ICE-1B, WINTERIZED BASIC, SPS, OIL RECOVERY

OTHER REGULATIONS: STANDBY RESCUE (NMD 300), OIL RECOVERY NOFO 2009 (1,9), ERN (99,99,99,99)



Catalytic Converters Reduce Pollution
ERN 99.99.99.99
Dynamic Positioning, Fully Redundant
"Winterized" for Cold Water/ Weather Operations
Ergonomically Designed and Classed Navigation Bridge
Stand By Rescue System
Enclosed Forecastle Crew Protection
Stern Gate
Oil Recovery Trans Rec. Platform
Cargo Rail
Fuel Cargo Tanks
Switch Board Room
ST-216 Arctic
NORTH TBN
ICE-1B Bulbous Bow
"Clean Design" Double Hull
Main Propulsion (Contra Rotating)
Main Propulsion Motors
Special Product Tanks
Dry Bulk Tanks
Mud, Brine, Slop Tanks
Main Generator Sets
Bow Thruster (Tunnel)
Oil Recovery to NOFO 2009
Non-Intervention Mud-Brine Tank Cleaning System
Fuel-Saving Low Resistance Hull Form
Bow Thruster (Azimuth)

Long Term Revenue & EBITDA

(in millions of dollars)


$700
$600
$500
$400
$300
$200
$100
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 TTM
Revenue
EBITDA*

*** Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation**

GulfMark Offshore

Long Term Revenue & EBITDA

(in millions of dollars)



• Pro Forma for July 1, 2008 Acquisition
• Prior Up-Cycle Incremental EBITDA Margins Average 72%
• Substantial Fleet Upgrades Since 2008
• 11 New Vessels Beginning in 2013
$700
$600
$500
$400
$300
$200
$100
$0
68%
100%
53%
71%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 TTM
Revenue
EBITDA*

** Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation*

GULFMARK OFFSHORE

Total Revenue in Backlog

(in thousands of dollars)



Dollars in Backlog
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Day Rate in Backlog
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
Day Rate in Backlog
Dollars in Backlog
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

Global Vessel Diversification

US Gulf	
PSV	15
FSV	2

Mexico	
AHTS	2

Trinidad	
PSV	2
AHTS	2
FSV	1

West Africa	
AHTS	1
PSV	1

Brazil	
PSV	6
SpV	1

North Sea	
PSV	19
SpV	1

Worldwide	
PSV	48
AHTS	17
FSV	3
SpV	2
Total	70

SE Asia	
PSV	4
AHTS	12

Australia	
PSV	1


Gulf of Mexico
31%
Americas
44%
Rest of Americas
13%
Southeast Asia
14%
North Sea
42%

Revenue Breakout by Region – Twelve Months Ended March 31, 2013


B-DECK

The GulfMark Fleet

GULFMARK OFFSHORE



Young & Versatile Fleet



Number of Vessels GulfMark Built Per Year
Number of Vessels Built
New Build Deliveries
Vessels in Current Fleet
Vessels not in Current Fleet

GulfMark Offshore

Building For Our Future

Significant number of new generation rigs on order

Increasing Activity both in the North Sea and New Frontiers

Industry call for higher specification vessels to meet increasing regulatory demands:

- Deeper Waters and Harsher Environments
- Increased cargo carrying capacity and flexibility
- Enhanced Green Footprint and offering greater safety support

GulfMark Offshore

New Build Program Overview

Two MMC 887 300 Class DP 2 (Europe)



One MMC 879 280 Class DP2 (Europe)



Two UT 755 XL 250 Class DP2 (Europe)



Two ST-216 300 Class Arctic DP2 (Europe)



Two 280 Class PSV DP2 (US)



Two 300 Class PSV DP2 (US)



GULFMARK OFFSHORE

New Build and Vessel Enhancement Program Summary

- <u>North Sea</u>
- 7 Newbuild Vessels
  - North Sea vessels hedged in EUR
  - DP2 Green PSVs (300 Class (2), 300 Class Arctic (2), 280 Class (1), 250 Class (2))
  - Staggered delivery of Newbuilds- 3Q 2013 through 1Q 2014

- <u>U.S. GOM</u>
- 4 Newbuild US Flagged Vessels for Approximately $170 million
  - DP2 Green PSVs (280 Class(2), 300 Class (2))
  - Staggered delivery - 3Q 2013 through 1Q 2015

GULFMARK OFFSHORE

New Build and Vessel Enhancement Program Summary, Cont’d




TOUCHDOWN

Phase 1: 190’ to 230’
Six Vessels Completed 2011-13

Avg. Cost Per Vessel	$2.4 million
Avg. Incremental Days Out of Service	77
Estimated Payback Period (Including Opportunity Cost)	13 months
Return on Net Capital Employed	93%

U.S. GOM – Stretch Program

- Completed Three 190’ Vessels in 2011-2012
- Three Complete During 2013
- Four Additional 190’ Vessels Will Become Stretch Program Candidates During 2015

- Next Steps – 210 Class → 260 Class
- 10 Vessel Candidates, First Vessel to Enter Shipyard in Q2 2013

Building For Our Future: 2013 & Beyond

(U.S. dollars, in millions)

Vessels Under Construction	Vessel Type	Initial Operating Region	Estimated Construction Cost	Estimated Average Annual EBITDA	Implied EBITDA Multiple
300 Class	PSV	North Sea	$37.0	$8.2	4.5x
300 Class	PSV	North Sea	$37.0	$8.2	4.5x
280 Class	PSV	North Sea	$34.0	$7.7	4.4x
300 Class Arctic	PSV	North Sea	$58.0	$10.8	5.4x
300 Class Arctic	PSV	North Sea	$60.0	$10.8	5.6x
250 Class	PSV	North Sea	$31.0	$7.4	4.2x
250 Class	PSV	North Sea	$31.0	$7.4	4.2x
US 280 Class	PSV	Americas	$36.0	$6.5	5.5x
US 280 Class	PSV	Americas	$36.0	$6.5	5.5x
US 300 Class	PSV	Americas	$48.0	$8.8	5.5x
US 300 Class	PSV	Americas	$48.0	$8.8	5.5x
		Total	$456.0	$91.1	5.0x

GULFMARK OFFSHORE

New Build Delivery Schedule



300 Class Europe
300 Class Artic Europe
280 Class Europe
300 Class Europe
280 Class US
250 Class Europe
280 Class US
300 Class Artic Europe
250 Class Europe
300 Class US
300 Class US
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15

Market Drivers


HIGHLAND SPIRIT


B-DECK

Rig Growth in the North Sea


Greenland Sea
Longyearbyen
Svalbard
Barents Sea
Jan Mayen
Norwegian Sea
ICELAND
Reykjavik
Faroe Islands
Tórshavn
NORWAY
SWEDEN
FINLAND
Oslo
Stockholm
Helsinki
Tallinn
St. Petersburg
Riga
Vilnius
Minsk
BELARUS
Moscow
UNITED KINGDOM
IRELAND
Dublin
London
North Sea
DENMARK
Copenhagen
Amsterdam
Berlin
GERMANY
POLAND
Warsaw
Paris
FRANCE
Prague
Kiev
UKRAINE
Budapest
ROMANIA
Bucharest
ITALY
Sofia
Madrid
SPAIN
PORTUGAL
Lisbon
Barcelona
Black Sea
Ankara
TURKEY
SYRIA
IRAQ
Baku
Tehran
Algiers
Tunis
TUNISIA
Valletta
Nicosia
Mediterranean Sea
URAL

Floating Rigs	
Active	42
Scheduled Arrivals/Activations (through 2015)	15
% Increase	36%

Jackups	
Active	42
Scheduled Arrivals (through 2015)	11
% Increase	26%

Source: IHS Petrodata , Carnegie Research

GULFMARK OFFSHORE

Rig Growth in the North Sea

Jackups


70
60
50
40
30
20
10
0
Prospecter 1
Noble Regina Allen
ENSCO 120
ENSCO 121, West Linus
Noble Sam Turner
Maersk XL Enhanced 1
Maersk XL Enhanced 2
Seadrill TBA #1
Maersk XL Enhanced 3, Seadrill TBA #2
Planned
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015

Floating Rigs


70
60
50
40
30
20
10
0
Atwood Advantage, Sedco 712
Stena Carron, Island Innovator
Eirik Raude, Leiv Eirikkson,
West Hercules
Songa Equinox, Ocean Patriot
Songa Encourage, Bollsta Dolphin
Deepsea Aberdeen, Songa Endurance
Songa Enabler
Planned
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015

Source: IHS Petrodata

GulfMark Offshore

Floating Rig Growth in the U.S. GOM


GULF OF MEXICO
WorldAtlas.Com
United States
Atlantic Ocean
TEXAS
LOUISIANA
MS
AL
GEORGIA
Mobile
Biloxi
Pensacola
Houston
New Orleans
Mississippi River
Galveston
Corpus Christi
Tampa
Saint Petersburg
FLORIDA
Fort Myers
Brownsville
Rio Grande River
Gulf of Mexico
Key West
Sigsbee Deep
Straits of Florida
TROPIC OF CANCER
Havana
Cuba
Tampico
Yucatan Channel
Cancun
Merida
Bay of Campeche
Cozumel
Yucatan Peninsula
Veracruz
Cayman Islands
Mexico
200 m
200 km
Belize
Caribbean Sea
©GraphicMaps.com
Guatemala
Honduras
Pacific Ocean

Floating Rigs in U.S. GOM	
Active	36
Scheduled Arrivals (through Q1 2016)	20
% Increase	56%

Source: IHS Petrodata

GULFMARK OFFSHORE

Floating Rig Growth in the U.S. GOM


Moratorium and Recovery
Planned
Helix 534
West Auriga,
Ocean Confidence,
Noble Globetrotter II,
Ocean BlackHawk
West Vela, Maersk Drsh Tbn 1,
Sevan Louisiana
Deepwater Invictus,
Pacific Sharav
Sevan UDW 3,
Noble Sam Croft,
Ocean BlackHornet
Noble Bob Douglas,
Maersk Deepwater Advanced 2,
West Neptune
Noble Tom Madden
Rowan Renaissance
Transocean TBN 2
Transocean
TBN 1
0
10
20
30
40
50
60
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

Source: Barclays, IHS Petrodata

Worldwide Sub Sea – Driving the Future


bp
SIMULTANEOUS OPERATIONS OVERVIEW
DISCOVERER ENTERPRISE
Containment
DEVELOPMENT DRILLER II
Q4000
Top Kill Vessel
DEVELOPMENT DRILLER III
5000' DEPTH
TYPES OF VESSELS:
MAJOR VESSELS
CONSTRUCTION VESSELS
SUPPORT BOATS
SKIMMING, BOOMING & DISPERSANT VESSELS
MANIFOLD
WET PARKED TOP HAT
CAPPED DRILL PIPE
RISER INSERTION TOOL

Sub Sea Activity is Continuing to Expand

- Subsea Demand Expected to Increase 33% and Annual Expenditure double to $20.3 Billion by 2016
- Set to Top $124 Billion Over Next Five Years
  - *Double the Total From the Previous Five Year Period*
- Sub Sea Work Requires Newer, More Specialized Vessels and Support Equipment

FPSO Spending – Projected

- Between 2013 and 2017, $91bn Will be Spent on Floating Production Systems (FPS) - an Increase of 100% over the Preceding Five-Year Period.
- A Total of 121 Floating Production Units are Forecast to be Installed - a 37% Increase



Source: *Douglas-Westwood's World Subsea Vessel Operations Market Forecast 2013-2017*

GULFMARK OFFSHORE


B-DECK

Financial Information

Net Debt Position


$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
Net-Debt
Net-Debt to Total Book Capitalization
Finalization of Previous New-Build Program
Initiation of Current New-Build Program
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

GULFMARK OFFSHORE

Investment Highlights

Industry Leaders in QHSE Performance & People Development

Global Presence and Diverse Operations Expertise

Financial Stability & Flexibility to Pursue Opportunities

Growth through Both Acquisition and New Construction

Young, Versatile, High-Specification Fleet

GulfMark Offshore


B-DECK

Reconciliation of Adjusted EBITDA

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 TTM
Net (loss) income	$0.5	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$25.0
Interest expense, net	12.8	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	20.4
Income tax (benefit)	0.2	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	3.9
Depreciation & Amortization	28.0	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	59.9
EBITDA	$ 41.5	$ 32.0	$ 89.1	$ 135.6	$ 164.6	$ 252.6	$ 121.5	$ 30.2	$ 135.8	$ 104.6	$ 109.2
Adjustments:											
Impairment	-	-	-	-	-	-	46.2	97.7	1.8	1.2	1.2
Debt refinancing costs	-	6.5	-	-	-	-	-	-	-	4.4	2.4
Accounting Change	-	7.3	-	-	-	-	-	-	-	-	-
Other	1.3	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	(0.1)	2.3	1.8	1.8
Adjusted EBITDA	$42.8	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$127.8	$139.9	$111.9	$114.6

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

GulfMark Offshore


B-DECK